AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("Separate Account")
                         Supplement to OVERTURE MEDLEY!
                          Prospectus Dated May 1, 2004
                         Supplement Dated July 14, 2004

The EXAMPLES OF EXPENSES section, page 9, is deleted and replaced with the following:

         EXAMPLES OF EXPENSES

         The Examples below are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy owner transaction expenses, contract fees, separate account annual expenses, and Subaccount underlying portfolio fees and expenses.

         The Examples assume that you invest $10,000 in the Policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Policy fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the chart. Please note that although the examples assume $10,000 premium to aid comparisons, our minimum premium for this Policy is $25,000.

                              -------------------------------------------------------------------------------------------
                              Surrender Policy at the end of  Annuitize Policy at the end of       Policy is neither
                                    the time period. ($)              the time period. ($)    surrendered nor annuitized.
------------------------------------------------------------------------------------------------------------------------
EXAMPLE                      1 Yr   3 Yr    5 Yr   10 Yr      1 Yr   3 Yr   5 Yr   10 Yr     1 Yr  3 Yr  5 Yr   10 Yr
----------------------------------------------------------- ------------------------------ -----------------------------
 Maximum Policy Expenses (1) $1,360 $2,471  $3,470 $5,459    $1,360 $2,471 $3,470 $5,459     $560  $1,671 $2,770 $5,459
----------------------------------------------------------- ------------------------------ -----------------------------

----------------------------------------------------------- ------------------------------------------------------------
 Minimum Policy Expenses (2) $918   $1,168  $1,338 $1,409    $918   $368   $638   $1,409     $118  $368   $638  $1,409
----------------------------------------------------------- ------------------------------------------------------------

(1) Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $0), 3.35% of other Policy value annual expenses for the most expensive of each optional feature (the Minimum Initial Premium, expanded free withdrawal, 5-year withdrawal charge, Expanded Estate Protection Benefit, and "greater of" guaranteed minimum death benefit optional features), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies.

(2) Minimum Policy Expense Fees. This example assumes current charges of 0.80% for Separate Account annual expenses, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies.

                 Please retain this Supplement with the current
                   prospectus for your variable Policy issued
                       by Ameritas Variable Life Insurance Company.

          If you do not have a current prospectus, please contact AVLIC at 1-800-745-1112.